Exhibit 10.1

SUBSCRIPTION AGREEMENT

in connection with

Titan Environmental Solutions, Inc.

875,000 Shares

Series C Convertible Preferred Stock

February 21, 2025

INSTRUCTIONS TO SUBSCRIPTION AGREEMENT

NAME OF SUBSCRIBER: ____________________________________________________________

SECURITIES OFFERED: Up to 875,000 shares of Series C Convertible Preferred Stock, par value $0.0001 per share, of Titan Environmental Solutions, Inc., a Nevada corporation (the “Company”).

To:	Titan Environmental Solutions, Inc.
300 E. Long Lake Road, Suite 100A
Bloomfield Hills, Michigan 48304
	Attention:	Glen Miller
Chief Executive Officer

IMPORTANT INSTRUCTIONS FOR COMPLETION:

1.	COMPLETE YOUR NAME ABOVE; and

2.	PROVIDE THE NUMBER OF SHARES TO BE PURCHASED AND ALL INFORMATION REQUESTED ON PAGES 11 AND 12, AND COMPLETE THE INVESTOR QUESTIONNAIRE ATTACHED AS ANNEX A; and

3.	SIGN THE AGREEMENT IN THE APPROPRIATE PLACE ON PAGE 11 AND IN THE APPROPRIATE PLACES ON PAGE A-4 OF ANNEX A; and

4.	WIRE TRANSFER PAYMENT PURSUANT TO PARAGRAPH 7 BELOW; and

5.	EMAIL A COPY OF YOUR PHOTO IDENTIFICATION (FOR EXAMPLE, IN THE CASE OF AN INDIVIDUAL, AN UNEXPIRED GOVERNMENT ISSUED IDENTIFICATION EVIDENCING NATIONALITY OR RESIDENCE AND BEARING A PHOTOGRAPH OR SIMILAR SAFEGUARD OR, IN THE CASE OF A CORPORATION OR OTHER ENTITY, CORPORATE OR OTHER ORGANIZATIONAL DOCUMENTS AND EVIDENCE THAT THE PERSON SIGNING HAS FULL AUTHORITY TO EXECUTE AND DELIVER THIS AGREEMENT ON BEHALF OF THE ENTITY) TO GMILLER@TITANCARES.COM; and

6.	PLEASE EXECUTE THIS SUBSCRIPTION AGREEMENT VIA DOCUSIGN OR DELIVER THE ORIGINAL SUBSCRIPTION AGREEMENT TO THE FOLLOWING ADDRESS:

Titan Environmental Solutions, Inc.
300 E. Long Lake Road, Suite 100A
Bloomfield Hills, Michigan 48304
Attention:	Glen Miller
Chief Executive Officer
E-Mail: gmiller@titancares.com

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7.	WIRE TRANSFER PAYMENT TO THE COMPANY AS FOLLOWS:

Bank Name:	Wells Fargo Bank

Bank Address:	296 116th Avenue NE, Ste A2
Bellevue, WA, 98004
Phone: (425) 462-5517

Domestic Wire Routing/ABA:	121000248
Bank Transit ABA Routing Number:	125008547 (for ACH)
International Wire Swift/BICt:	WFBIUS6S

Beneficiary Account Name:	Titan Environmental Solutions, Inc.

Beneficiary Account Number:	7271752771 (Checking)

Beneficiary Address:	300 E. Long Lake Road, Suite 100A
Bloomfield Hills, Michigan 48304

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SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Agreement”) is executed by the undersigned (the “Subscriber”) in connection with the offering (the “Offering”) by Titan Environmental Solutions, Inc., a Nevada corporation (the “Company”), of up to 875,000 shares (the “Shares”) of Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), of the Company at a purchase price of $2.00 per share. The terms of the Series C Preferred Stock are set forth in the Certificate of Designation of the Preferences of the Series C Convertible Preferred Stock set forth in Addendum A attached hereto (the “Certificate of Designation”).

SECTION 1

1.1	Subscription. The Subscriber, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the number of Shares indicated on Page 11 hereof, on the terms and conditions described herein.

1.2	Purchase. The Subscriber understands and acknowledges that the purchase price to be remitted to the Company for the purchase of the Shares shall be $2.00 per Share with a minimum subscription amount of $250,000.

1.3	Payment for Purchase. PAYMENT FOR THE SHARES SHALL BE BY WIRE TRANSFER pursuant to the instructions below. Please execute this Agreement using DocuSign or an original executed copy of this Agreement should be mailed to the Company at 300 E. Long Lake Road, Suite 100A, Bloomfield Hills, Michigan 48304 Attention: Glen Miller, or e-mailed to the Company at gmiller@titancares.com.

Wire transfer payment shall be made as follows:

Bank Name:	Wells Fargo Bank

Bank Address:	296 116th Avenue NE, Ste A2
Bellevue, WA, 98004
Phone: (425) 462-5517

Domestic Wire Routing/ABA:	121000248
Bank Transit ABA Routing Number:	125008547 (for ACH)
International Wire Swift/BICt:	WFBIUS6S

Beneficiary Account Name:	Titan Environmental Solutions, Inc.

Beneficiary Account Number:	7271752771 (Checking)

Beneficiary Address:	300 E. Long Lake Road, Suite 100A
Bloomfield Hills, Michigan 48304

SECTION 2

2.	Acceptance or Rejection.

(a)	The Subscriber understands and agrees that the Company reserves the right to reject this subscription for Shares in whole or in part in any order, if, in its reasonable judgment, it deems such action in the best interest of the Company, notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription.

(b)	In the event of rejection of this subscription, or in the event the sale of the Shares is not consummated by the Company for any reason (in which event this Agreement shall be deemed to be rejected), this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the Subscriber the purchase price remitted to the Company by the Subscriber in exchange for the Shares.

SECTION 3

3.	Subscriber Representations and Warranties. The Subscriber hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows as of the effective date of this Agreement:

(a)	The Subscriber is acquiring the Shares for the Subscriber’s own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part. Further, the Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

(b)	The Subscriber acknowledges the Subscriber’s understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act by virtue of Section 3(b) of the Securities Act of 1933, as amended (the “Securities Act”), and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the Subscriber represents and warrants to and agrees with the Company and its affiliates as follows:

(i)	The Subscriber realizes that the basis for the Regulation D exemption may not be present, if, notwithstanding such representations, the Subscriber has in mind merely acquiring any of the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intentions;

(ii)	The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for the Subscriber’s current needs and personal contingencies and has no need for liquidity with respect to the Subscriber’s investment in the Company; and

(iii)	The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment. If other than an individual, the Subscriber also represents it has not been organized for the purpose of acquiring the Shares.

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(c)	The Subscriber represents and warrants to the Company as follows:

(i)	The Subscriber is 21 years of age or over; if a corporation, trust, company, partnership, unincorporated association or other entity, such Subscriber is authorized, empowered, and qualified to execute and deliver this Agreement and other transaction documents to which such Subscriber is a party and to purchase and hold the Shares pursuant hereto; and

(ii)	The Subscriber understands that the net proceeds to the Company from the sale of the Shares will be used to pay certain outstanding payables of the Company and for working capital purposes; and

(iii)	The Subscriber has been given the opportunity for a reasonable time prior to the date hereof to (a) review the risk factors relating to the Company and its business set forth in the Company’s registration statement on Form S-1 (Registration No. 333-275136) (the “Registration Statement”), (b) review the Certificate of Designation of Series C Convertible Preferred Stock set forth in Addendum A hereto and (c) to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the Offering, and other matters pertaining to this investment, and has been given the opportunity for a reasonable time prior to the date hereof to obtain such additional information in connection with the Company in order for the Subscriber to evaluate the merits and risks of purchase of the Shares to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and

(iv)	The Subscriber is not relying upon any oral representation or oral information in connection with the offering of the Shares; and

(v)	The Subscriber has determined that the Shares are a suitable investment for the Subscriber and that at this time the Subscriber can bear a complete loss of the Subscriber’s investment; and

(vi)	The Subscriber is not relying on the Company or its affiliates with respect to economic considerations involved in this investment; and

(vii)	The Subscriber realizes that it may not be able to resell readily any of the Shares purchased hereunder, or the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), issuable upon conversion of such Shares, because (A) there may only be a limited market, if any exists, for any of the Shares or such shares of Common Stock and (B) none of the Shares or the shares of Common Stock issuable upon conversion of the Shares has been registered under the “blue sky” laws; and

(viii)	The Subscriber understands that the Company has the absolute right to refuse to consent to the transfer or assignment of the Shares or the shares of Common Stock issuable upon conversion of the Shares if such transfer or assignment does not comply with applicable state and federal securities laws; and

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(ix)	No representations or warranties have been made to the Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company in this Agreement; and

(x)	Any information which the Subscriber has heretofore furnished to the Company with respect to the Subscriber’s financial position and business experience is correct and complete as of the date of this Agreement; and

The foregoing representations, warranties and agreements shall survive the sale of the Shares and acceptance by the Company of the Subscriber’s subscription for a period not to exceed one year.

(d)	The Subscriber hereby represents that none of the “Bad Actor” disqualifying events described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”) is applicable to the Subscriber or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. The Subscriber hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to the Subscriber or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this paragraph (d), “Rule 506(d) Related Party” shall mean a person or entity that is a beneficial owner of the Subscriber’s securities for purposes of Rule 506(d) of the Act.

(e)	Confidential Treatment.

(i)	The Subscriber acknowledges that it may receive Confidential Information (as defined below) of significant value to the Company in connection with the purchase and ownership of the Shares. The Subscriber shall at all times keep documents or other materials containing Confidential Information in a secure place, shall not use the Confidential Information for any purpose other than the evaluation of its investment in the Company, except as otherwise agreed to in a writing signed by the Company, and shall not disclose any of the Confidential Information in any manner whatsoever, in whole or in part, to any person for any reason or purpose whatsoever except (A) if such Subscriber is required by a court of competent jurisdiction to so disclose after notice has been given to the Company and the Company has had an opportunity to oppose such disclosure or seek a protective order to the extent practicable, or (B) to employees, attorneys and representatives of such Subscriber, if any, who need to know such information in connection with such Subscriber’s investment in the Company (“Necessary Agents”), provided that the Subscriber shall have informed each such Necessary Agent of the confidential nature of such information and obtained their agreement (the “Necessary Agent Confidentiality Agreement”) to hold all Confidential Information in strict confidence and not to use it for any purpose other than as permitted hereunder and shall ensure the performance by each Necessary Agent of such Necessary Agent Confidentiality Agreement.

(ii)	“Confidential Information” means any and all information provided to the Subscriber by or on behalf of the Company in connection with the purchase and ownership of the Shares or otherwise, except for information that the Subscriber can establish (A) is generally known to the public other than as a result of the breach by the Subscriber or any Affiliate of the Subscriber of an obligation of confidentiality to the Company, (B) was known by the Subscriber (as evidenced by written records) prior to its receipt by the Subscriber from the Company or (C) was disclosed to the Subscriber by a third party under no obligation of confidence.

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(f)	Anti-Terrorism and Money Laundering Activities.

(i)	The Subscriber acknowledges that the Company is required by U.S. Federal law to obtain, verify and record information that identifies each person or entity who subscribes to purchase the Shares. The Subscriber acknowledges and agrees that it will furnish to the Company upon request a copy of the Subscriber’s identifying documents that will assist the Company to properly identify the Subscriber as required by U.S. Federal law. Such documents may include, without limitation, in the case of an individual, the Subscriber’s driver’s license, passport or other appropriate identifying documents or, in the case of a corporation, partnership or other entity, evidence of the authority of the person executing this Agreement on behalf of such entity that such person has full authority to execute and deliver this Agreement on behalf of such entity and otherwise to act on behalf of such entity in connection with such entity’s subscription for the Shares.

(ii)	The Subscriber is not an individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity (collectively, a “Person”) with whom a United States citizen, entity organized under the laws of the United States or its territories or entity having its principal place of business within the United States or any of its territories (collectively, a “U.S. Person”), is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) (including those executive orders and lists published by OFAC with respect to Persons that have been designated by executive order or by the sanction regulations of OFAC as Persons with whom U.S. Persons may not transact business or must limit their interactions to types approved by OFAC, such Persons, “Specially Designated Nationals and Blocked Persons”) or otherwise. Neither the Subscriber nor any Person who owns an interest in the Subscriber is a Person with whom a U.S. Person, including a United States financial institution as defined in 31 U.S.C. 5312, as periodically amended, is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons) or otherwise.

SECTION 4

The Company represents and warrants to the Subscriber as follows:

4.1	Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. To its knowledge, the Company is not the subject of any pending or threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Securities and Exchange Commission or the securities agency or commission of any state or local jurisdiction that has not been disclosed.

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4.2	Authorization. All corporate action on the part of the Company and its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Shares being sold hereunder, and the shares of Common Stock issuable upon conversion of such Shares, have been taken, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

4.3	Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, and the shares of Common Stock issuable upon conversion of such Shares, when issued, sold and delivered in accordance with the terms of the Shares upon the valid conversion of the Shares in accordance with the terms thereof, will be validly issued, and, based in part upon the representations of the Subscriber in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws.

4.4	Selling Efforts in Regard to this Transaction. The Offering is not part of a plan or scheme to evade the registration provisions of the Securities Act. Neither the Company nor any person or entity acting on behalf of the Company has offered or sold any of the Shares to be issued pursuant to this Agreement by any form of general solicitation or general advertising. The Company has offered the Shares for sale only to each Subscriber in this Offering and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

4.5	No Conflicts. The execution and delivery of this Agreement and the consummation of the issuance of the Shares and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Company’s certificate of incorporation and bylaws, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

4.6	Compliance with Laws. As of the date hereof, the conduct of the business of the Company complies in all material respects with all material statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto. The Company has not received notice of any alleged violation of any statute, law, regulations, ordinance, rule, judgment, order or decree from any governmental authority. The Company shall comply with all applicable securities laws, including without limitation those under Regulation D, with respect to the sale of the Shares.

4.7	Litigation. Except as disclosed in the Registration Statement, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which could reasonably be expected to result in any material adverse change in the business, financial condition or results of operations of the Company, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company.

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SECTION 5

5.1	Make Whole Issuance of Additional Shares. It is the intention of the Company and the Subscriber that the purchase price for the Shares subscribed for hereunder be an amount equal to the lesser of (i) $2.00 per share and (ii) the quotient of (a) the product of (x) the price per share at which the Common Stock is sold by the Company in its public offering of shares of Common Stock on the terms set forth in the Registration Statement (the “Public Offering”), multiplied by (y) 40, divided by (b) 100, assuming a reverse stock split at a ratio of 1:100 to take place at or prior to the closing of the Public Offering, with corresponding adjustment to be made if the actual ratio implemented by the Company is different (such quotient, the “Alternate Price”). If the Alternate Price is less than $2.00, then the Company shall issue to the Subscriber within five (5) business days of the date of the closing of the Public Offering a number of additional Shares equal to the difference between (A) the number of Shares that could have been purchased in this offering with the Subscriber’s subscription amount, as set forth on the signature page hereof, at a purchase price per Share equal to the Alternate Price, less (B) the number of Shares to be issued to the Subscriber hereunder.

5.2	Additional Securities Issuances. So long as any of the Shares subscribed for hereunder remain outstanding, without the prior written consent of the Subscriber, the Company shall not issue any indebtedness for money borrowed or Common Stock Equivalents (as defined in the Certificate of Designation) that has a variable conversion rate or enter into any transaction for merchant cash advances.

5.3	Participation in Future Financing.

(a)	From the date hereof until the date that is the later of (i) the date on which no Shares subscribed for hereunder are outstanding and (ii) the 18-month anniversary of the Original Issue Date (as defined in the Certificate of Designation), upon any issuance by the Company or any of its Subsidiaries of Common Stock, Common Stock Equivalents for cash consideration, indebtedness or a combination of units thereof (a “Subsequent Financing”), the Subscriber shall have the right to participate in such Subsequent Financing in an amount up to an amount equal to the Subscriber’s Subscription Amount, or if the amount of the Subsequent Financing is less than the aggregate subscription amounts of all of the subscribers for Shares, the Subscriber’s Pro Rata Portion (as defined below) (such amount, the “Participation Maximum”), on the same terms, conditions and price provided for in the Subsequent Financing.

(b)	At least three (3) Trading Days (as defined in the Certificate of Designation) prior to the closing of the Subsequent Financing, the Company shall deliver to the Subscriber a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask the Subscriber if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”). Upon the request of the Subscriber, and only upon a request by the Subscriber, for a Subsequent Financing Notice, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver a Subsequent Financing Notice to the Subscriber. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

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(c)	If the Subscriber desires to participate in such Subsequent Financing, the Subscriber must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the second (2nd) Trading Day after the Subscriber has received the Pre-Notice that the Subscriber is willing to participate in the Subsequent Financing, the amount of the Subscriber’s participation, and representing and warranting that the Subscriber has such funds ready, willing and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no such notice from the Subscriber as of such second (2nd) Trading Day, the Subscriber shall be deemed to have notified the Company that it does not elect to participate.

(d)	If by 5:30 p.m. (New York City time) on the second (2nd) Trading Day after all of the eligible purchasers of Shares have received the Pre-Notice, notifications by the Subscriber and such other eligible purchasers of Shares of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may consummate the remaining portion of such Subsequent Financing on the terms set forth in the Subsequent Financing Notice.

(e)	If by 5:30 p.m. (New York City time) on the second (2nd) Trading Day after all of the eligible purchasers of Shares have received the Pre-Notice, the Company receives responses to a Subsequent Financing Notice from such eligible purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Purchaser shall have the right to purchase its Pro Rata Portion (as defined below) of the Participation Maximum. “Pro Rata Portion” means the ratio of (x) the subscription amount of Shares purchased by a purchaser of Shares participating under this Section 5.3 and (y) the sum of the aggregate subscription amounts of Shares purchased by all eligible purchasers of Shares participating under this Section 5.3.

(f)	The Company must provide the Subscriber with a second Subsequent Financing Notice, and the Subscriber will again have the right of participation set forth above in this Section 5.3, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within sixty (60) Trading Days after the date of the initial Subsequent Financing Notice.

(g)	The Company and the Subscriber agree that if the Subscriber elects to participate in the Subsequent Financing, the transaction documents related to the Subsequent Financing shall not include any term or provision whereby the Subscriber shall be required to agree to any restrictions on trading as to any of the Shares purchased hereunder, or any shares of Common Stock underlying such Shares, or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of the Subscriber.

(h)	Notwithstanding anything to the contrary in this Section 5.3 and unless otherwise agreed to by the Subscriber, the Company shall either confirm in writing to the Subscriber that the transaction with respect to the Subsequent Financing has been abandoned or shall publicly disclose its intention to issue the securities in the Subsequent Financing, in either case in such a manner such that the Subscriber will not be in possession of any material, non-public information, by the tenth (10th) Business Day following delivery of the Subsequent Financing Notice. If by such tenth (10th) Business Day, no public disclosure regarding a transaction with respect to the Subsequent Financing has been made, and no notice regarding the abandonment of such transaction has been received by the Subscriber, such transaction shall be deemed to have been abandoned and the Subscriber shall not be deemed to be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries.

(i)	Notwithstanding the foregoing, this Section 5.3 shall not apply in respect of an Exempt Issuance (as defined in the Certificate of Designation) or the offering of Common Stock contemplated by the Registration Statement.

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5.4	Exchange Right. Notwithstanding anything herein to the contrary, if the Company or any of its Subsidiaries consummates any Subsequent Placement (other than with respect to an Exempt Issuance), and the Subscriber elects in writing to the Company to participate in such Subsequent Placement, the Subscriber may, at the option of the Subscriber as elected in writing to the Company, exchange all, or any part, of the Shares subscribed for hereunder into the securities in such Subsequent Placement (with the aggregate amount of such securities to be issued in such exchange equal to such aggregate Stated Amount (as defined in the Certificate of Designation) of the Shares to be exchanged; provided, however, that if any such exchange of Shares of the Subscriber or of any other subscriber for Shares would cause the Company to be in violation of any of the rules or regulations of any stock exchange on which the Common Stock is then listed, the Company shall not be required to effect any such exchange of Shares for the securities in such Subsequent Placement. For purposes of this Section 5.4, the term “Subsequent Placement” means any direct, or indirect, issuance, offer, sale, grant of any option or right to purchase, or other disposition of (or announcement of any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act), any convertible securities, any debt, any preferred stock or any purchase rights) by the Company or any of its Subsidiaries.

5.5	Indemnity. (a) The Subscriber agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

(b)	The Company agrees to indemnify and hold harmless the Subscriber, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Company to comply with any covenant or agreement made by the Company herein or in any other document furnished by the Company to any of the foregoing in connection with this transaction.

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5.6	Modification. Neither this Agreement nor any provisions hereof shall be waived, amended, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, amendment, modification, discharge or termination is sought.

5.7	Notices. Any notices, consents or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered and received: (i) upon receipt when delivered personally; (ii) upon receipt when sent by email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be as set forth on the signature page hereto.

5.8	Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

5.9	Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.10	Entire Agreement. The Exhibit and Addendums attached hereto are hereby incorporated herein by reference. This Agreement together with the Annex, Exhibit, and Addendums contains the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein.

5.11	Assignability. This Agreement is not transferable or assignable by the Subscriber except as may be provided herein.

5.12	Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

5.13	Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and the Subscriber.

5.14	Neutral Gender. The use in this Agreement of words in the male, female or neutral gender are for convenience only and shall not affect or control any provisions of this Agreement.

5.15	Captions. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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SIGNATURE PAGE

By execution and delivery of this signature page, the Subscriber is (a) agreeing to become a Subscriber for the number of Shares set forth below, (b) acknowledging that the Subscriber has read the representations and warranties in Section 3 of this Subscription Agreement, and (c) hereby representing that the statements contained in Section 3 of this Subscription Agreement are complete and accurate with respect to the Subscriber as a subscriber for the Shares.

A.	SUBSCRIPTION:

Number of Shares: 125,000 X $2.00 = $250,000.

B.	TITLE:

PLEASE GIVE THE EXACT AND COMPLETE NAME IN WHICH TITLE TO THE SHARES ARE TO BE HELD:

C.	MANNER IN WHICH TITLE IS TO BE HELD (Please check One):

1.	☐	Individual	7.	☐	Trust/Estate/Pension or Profit Sharing Plan, and Date Opened: _________________

2.	☐	Joint Tenants with Rights of Survivorship	8.	☐	As a Custodian for _____________________________ UGMA ____________ (State)

3.	☐	Community Property	9.	☐	Married with Separate Property

4.	☐	Tenants in Common	10.	☐	Keogh

5.	☐	Corporation/Partnership	11.	☐	Tenants by the Entirety

6.	☐	IRA	12.	☐	Other _________________

D.	ACCREDITED INVESTOR REPRESENTATION:

Subscriber must complete and sign the Accredited Investor Questionnaire attached as Annex A to this Agreement.

11

IN WITNESS WHEREOF, the Subscriber has executed this Agreement effective as of February ____, 2025.

Signature: ______________________________            Signature: ______________________________

Name: _________________________________            Name: _________________________________

Title (if applicable) __________________________________________________________________________

Street Address: __________________________________________________________________________

City: ________________________________         State: _________________         Zip: __________________

Telephone: __________________________________________________________________________

Email Address: _______________________________________________________________________

Social Security or Federal Tax ID No:

__________________________________________________________________________

***DO NOT WRITE BELOW DOTTED LINE***

ACCEPTED ON BEHALF OF THE COMPANY:

Titan Environmental Solutions, Inc.

By:		No. of Shares: ________________
Name:	Glen Miller
Title:	Chief Executive Officer

12

Annex A

ACCREDITED INVESTOR QUESTIONNAIRE

A	APPLICABLE TO INDIVIDUALS ONLY. Please review the following categories concerning your possible financial condition as an “accredited investor” (within the meaning of Rule 501 of Regulation D) and check the box(es) of the categories applicable to you. If the Subscriber is more than one individual, each individual must check the applicable box(es), indicating to which individual it applies. The Subscriber must check at least one box below to be considered an “accredited investor.” If the Subscriber is purchasing jointly with his or her spouse or spousal equivalent, one box may be checked for the couple as a whole. References to “the Company” are references to Titan Environmental Solutions, Inc., a Nevada corporation.

☐

Individual with Net Worth In Excess of $1.0 Million. A natural person (not an entity) whose net worth, or joint net worth with his or her spouse or spousal equivalent1, at the time of purchase exceeds $1,000,000. (Explanation: In calculating your net worth, you must exclude the value of your primary residence. This means you must exclude both the equity in your primary residence and any mortgage or other debt secured by your primary residence up to the fair market value of your primary residence; provided, however, that any indebtedness secured by your primary residence that (i) you have incurred in the 60 day period prior to the date hereof or (ii) is in excess of the fair market value of your primary residence should be considered a liability and deducted from your aggregate net worth. In calculating your net worth, you may include your equity in personal property and real estate (excluding your primary residence), cash, short-term investments, stock and securities. Your inclusion of equity in personal property and real estate (excluding your primary residence) should be based on the fair market value of such property less debt secured by such property. Joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation. Securities need not be purchased jointly.)

☐	Individual with a $200,000 Individual Annual Income. A natural person (not an entity) who had an individual income of more than $200,000 in each of the preceding two calendar years, and has a reasonable expectation of reaching the same income level in the current year.

☐

Individual with a $300,000 Joint Annual Income. A natural person (not an entity) who had joint income with his or her spouse or spousal equivalent in excess of $300,000 in each of the preceding two calendar years, and has a reasonable expectation of reaching the same income level in the current year.

☐	Individual with Professional Certification. A natural person holding in good standing one or more of the following professional certifications or designations or credentials (check all that apply):

☐	Licensed General Securities Representative (Series 7);

☐	Licensed Investment Adviser Representative (Series 65); or

☐	Licensed Private Securities Offerings Representative (Series 82).

1“Spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.

Annex A-1

☐	Knowledgeable Employee. A natural person who is (i) an executive officer, director, trustee, general partner, advisory board member, or person serving in a similar capacity, of the Company or an affiliated person that manages the investment activities of the Company (an “Affiliated Management Person”) of the Company; or (ii) an employee of the Company or an Affiliated Management Person of the Company (other than an employee performing solely clerical, secretarial or administrative functions with regard to such company or its investments) who, in connection with his or her regular functions or duties, participates in the investment activities of the Company, provided that such employee has been performing such functions and duties for or on behalf of the Company or the Affiliated Management Person of the Company, or substantially similar functions or duties for or on behalf of another company for at least 12 months.

☐	Executive Officer or Director. A natural person who is an executive officer or director of the Company.

B.	APPLICABLE TO CORPORATIONS, PARTNERSHIPS AND OTHER ENTITIES ONLY:

The Subscriber is an accredited investor because the Subscriber falls within at least one of the following categories (Check all appropriate boxes):

☐	Corporations or Partnerships. A corporation, partnership, or similar entity that has at least $5,000,000 of assets and was not formed for the specific purpose of acquiring an equity interest in the Company.

☐	Massachusetts or Similar Business Trust. A Massachusetts or similar business trust that has at least $5,000,000 of assets and was not formed for the specific purpose of acquiring an equity interest in the Company.

☐	Non-Profit Entity. An organization described in section 501(c)(3) of the Internal Revenue Code, as amended, that has at least $5,000,000 of assets and was not formed for the specific purpose of acquiring an equity interest in the Company.

☐	ERISA Employee Benefit Plan. An employee benefit plan within the meaning of Title I of the ERISA Act that either: (i) has a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser and such plan fiduciary makes the investment decisions for the plan; (ii) has total assets in excess of $5,000,000; or (iii) is self-directed solely by persons that are accredited investors and make the investment decisions for the benefit plan.

☐	Government Benefit Plan. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

Annex A-2

☐	Other Institutional Investor (check one).

☐	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;
☐	A broker-dealer registered under the Securities Exchange Act of 1934, as amended;
☐	An insurance company, as defined in Section 2(a)(13) of the Securities Act;
☐	An investment company registered under the Investment Company Act of 1940.
☐	A “business development company,” as defined in Section 2(a)(48) of the Investment Company Act of 1940;
☐	A small business investment company licensed under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; or
☐	A “private business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐	Sophisticated Trust. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has the knowledge and experience in financial and business matters to enable the person to evaluate the merits and risks of the prospective investment.

☐	Entity Owned Entirely By Accredited Investors. A corporation, partnership, private investment company or similar entity each of whose equity owners is a natural person who is an accredited investor. (If this category is checked, please also check the additional category or categories under which each natural person qualifies as an accredited investor.)

☐	Family Office or Family Client. A “family office” or “family client” each as defined in Rule 202(a)(11)(G)-1 of the Investment Advisers Act of 1940 (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment and, in the case of a family client, such family client is a client of a family office meeting the above requirements and the investment in The Company is directed by such family office.

☐	Other Entity. Any entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, that has total assets in excess of $5,000,000.

Subscriber(s):

Signature of Subscriber	Signature of Co- Subscriber (if any)

Print Name of Subscriber	Print Name of Co- Subscriber

Annex A-3